UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20509

FORM 8-K/A
AMENDMENT NO. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 3, 2006
THE TALBOTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Talbots Drive, Hingham, Massachusetts		02043

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (781) 749-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Ex-23.1 Consent of PricewaterhouseCoopers LLP
Ex-99.1 Audited Consolidated Balance Sheets of J.Jill
Ex-99.2 Unaudited Condensed Consolidated Balance Sheets of J.Jill
Ex-99.3 Unaudited Pro Forma Condensed Consolidated Balance Sheets

Section 2 — Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On May 3, 2006, The Talbots, Inc. (“Talbots” or the “Company”) completed its previously announced acquisition of The J. Jill Group, Inc. (“J. Jill”), a multi-channel specialty retailer of women’s apparel, accessories and footwear. Talbots acquired all of the outstanding shares of J. Jill for $24.05 per share for total consideration of approximately $518 million in cash.
     On May 3, 2006, Talbots filed a Current Report on Form 8-K reporting that it had completed the acquisition of J. Jill and that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed at a later date. This Amendment No. 1 to the Company’s Current Report on Form 8-K contains the required financial statements and pro forma financial information.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
     Audited Consolidated Balance Sheets of J. Jill as of December 31, 2005 and December 25, 2004, and the related Consolidated Statements of Operations, Statements of Changes in Stockholders’ Equity, and Statements of Cash Flows for each of the three years in the period ended December 31, 2005, and the notes thereto, have been filed with the Securities and Exchange Commission on Form 10-K and are incorporated herein by reference to Exhibit 99.1 attached to this Report on Form 8-K/A.
     The Unaudited Condensed Consolidated Balance Sheets of J. Jill as of April 1, 2006 and March 26, 2005, and the related Statements of Operations and Cash Flows for each of the three month periods ended April 1, 2006 and March 26, 2005, and the notes thereto, are incorporated herein by reference to Exhibit 99.2 attached to this Report on Form 8-K/A.
(b)	Pro Forma Financial Information.
     The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of April 29, 2006 and the Unaudited Pro Forma Condensed Consolidated Statements of Earnings for the fiscal year ended January 28, 2006 and the thirteen weeks ended April 29, 2006, and the notes thereto, are incorporated herein by reference to Exhibit 99.3 attached to this Report on Form 8-K/A. The Unaudited Pro Forma Condensed Consolidated Balance Sheet is based on historical data of the separate companies, and reflects adjustments as if the acquisition had occurred on April 29, 2006. The Unaudited Pro Forma Condensed Consolidated Statements of Earnings are based on historical data of the separate companies, and reflect adjustments as if the acquisition had occurred on January 30, 2005.

(c)	Exhibits.
     23.1 Consent of PricewaterhouseCoopers LLP dated July 7, 2006.
     99.1 Audited Consolidated Balance Sheets of J. Jill as of December 31, 2005 and December 25, 2004, and the related Consolidated Statements of Operations, Statements of Changes in Stockholders’ Equity, and Statements of Cash Flows for each of the three years in the period ended December 31, 2005, and the Report of Independent Registered Public Accounting Firm related to these Consolidated Financial Statements.
     99.2 The Unaudited Condensed Consolidated Balance Sheets of J. Jill as of April 1, 2006 and March 26, 2005, and the related Statements of Operations and Cash Flows for each of the three month periods ended April 1, 2006 and March 26, 2005, and the notes thereto.
     99.3 Unaudited Pro Forma Condensed Consolidated Balance Sheet as of April 29, 2006, and the Unaudited Pro Forma Condensed Consolidated Statements of Earnings for the fiscal year ended January 28, 2006 and the thirteen weeks ended April 29, 2006, and the notes thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.

Dated: July 11, 2006	By: Name:	/s/ Carol Stone Carol Stone
	Title:	Vice President, Corporate Controller